EXCEL
                                                           _______________
                                                          |    SHARES     |
                                                          |               |
                                                          |_______________|

                         EXCEL MARITIME CARRIERS LTD.     CUSIP V3267N 20 6
NUMBER
EXB 0305            INCORPORATED UNDER THE LAWS OF LIBERIA
             THIS CERTIFICATE IS TRANSFERABLE IN NEW YORK, N.Y.

THIS CERTIFIES THAT


                                    SPECIMEN

IS THE OWNER OF



FULLY PAID AND NON-ASSESSABLE SHARES OF THE CLASS B COMMON STOCK, PAR VALUE $0.01 PER SHARE, OF

EXCEL MARITIME CARRIERS LTD. (hereinafter called the Corporation), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed.

     The Articles of Incorporation of the Corporation contain provisions requiring a greater proportion of votes than is prescribed by the Business Corporation Act of Liberia for the transaction of certain business at any meeting of shareholders of the Corporation. Copies of the Articles of Incorporation are available at the offices of the Transfer Agent and Registrar in New York, New York.

     This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED



                          EXCEL MARITIME CARRIERS LTD.
                                   CORPORATE
                                    SEAL 1988
                               REPUBLIC OF LIBERIA





_____________________________________       ___________________________________
                Secretary                          Authorized Officer

                                           Chairman of the Board of Directors,
                                          Chief Executive Officer and President

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common           UNIF GIFT MIN ACT -             Custodian
TEN ENT - as tenants by the entireties                     -------------------------------------
JT TEN  - as joint tenants with right                          (Cust)                  (Minor)
          of survivorship and not as                           under Uniform Gifts to Minors
          tenants in common                                    Act
                                                           --------------------------------------
                                                                               (State)

Additional abbreviations may also be used though not in the above list.


For value received, ........................................hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

 ___________________________
|___________________________|


.................................................................................
Please print or typewrite name and address including postal zip code of assignee

.................................................................................

.................................................................................

.................................................................................

..........................................................................sHARES

of the Class B Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
.................................................................................



.................................................................................
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.


Dated, .....................





--------------------------------------------------------------------------------
                      NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                              WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.





SIGNATURE(S) GUARANTEED:      THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                              ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                              STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND
                              CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED
                              SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT
                              TO S.E.C. RULE 17Ad-15.